UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2025
________________________________________________________________________________
UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Performance Drive, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 468-2512
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on September 3, 2025. At the Annual Meeting, the stockholders voted on four proposals and cast their votes as described below. The record date for this meeting was June 6, 2025.
Proposal 1
The individuals listed below were elected at the Annual Meeting to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. The voting results were as follows:

Nominees	For	Withhold Authority To Vote	Broker Non-Votes
Douglas E. Coltharp	456,994,036	4,466,266	25,036,187
Jerri L. DeVard	422,567,551	38,892,751	25,036,187
Mohamed A. El-Erian	451,037,927	10,422,375	25,036,187
Carolyn N. Everson	427,611,720	33,848,582	25,036,187
Dawn N. Fitzpatrick	460,421,563	1,038,739	25,036,187
David W. Gibbs	454,378,620	7,081,682	25,036,187
Eric T. Olson	414,166,534	47,293,768	25,036,187
Kevin A. Plank	432,664,825	28,795,477	25,036,187
Eugene D. Smith	452,891,707	8,568,595	25,036,187
Robert J. Sweeney	460,428,863	1,031,439	25,036,187
Patrick W. Whitesell	456,217,078	5,243,224	25,036,187

Proposal 2
The stockholders approved the Company’s executive compensation, in a non-binding advisory vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
435,912,978	22,420,861	3,126,463	25,036,187
Proposal 3
The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026. The voting results were as follows:

For	Against	Abstain
476,031,202	10,298,526	166,761

Proposal 4
The stockholders did not approve a stockholder proposal that was submitted at the Annual Meeting. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
11,823,025	446,229,645	3,407,632	25,036,187

No other matters were submitted for stockholder action.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: September 8, 2025	By:	/s/ MEHRI SHADMAN
Mehri Shadman
Executive Vice President, Chief Legal Officer and Corporate Secretary